UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2007

BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

Florida	0-7201	59-0864469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 South Ridgewood Avenue, Florida 32114
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 23, 2007, Brown & Brown, Inc. issued a press release announcing its results of operations for the second quarter ended June 30, 2007.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 2.02 of this Current Report shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            BROWN & BROWN, INC.

                                                            (Registrant)

                                                            By: /S/ CORY T. WALKER

                                                                 Cory T. Walker, Chief Financial Officer

Date: July 23, 2007